UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2018

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing Address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 9, 2018, Town Sports International Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Town Sports International Holdings, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and authorized 800,000 shares of the Company’s common stock to be issued thereunder. The Board of Directors of the Company previously approved the Employee Stock Purchase Plan on March 13, 2018, subject to stockholder approval.

The material features of the Employee Stock Purchase Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed on March 27, 2018 (the “Proxy Statement”) in the Section entitled “Proposal Four — Approval of the Town Sports International Holdings, Inc. Employee Stock Purchase Plan,” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Employee Stock Purchase Plan is qualified in its entirety by reference to the Employee Stock Purchase Plan filed herewith as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, the Company held its Annual Meeting. The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of seven directors to serve until the Company’s 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers; and (iv) the approval of the Company’s Employee Stock Purchase Plan and authorization of 800,000 shares of the Company’s common stock to be issued thereunder. The number of shares of the Company’s common stock outstanding and eligible to vote as of March 14, 2018, the record date for the Annual Meeting, was 27,205,277.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1 Election of Directors Director Nominees	For	Withheld	Broker Non-Votes
Martin J. Annese	18,308,413	161,054	6,421,053
Marcus B. Dunlop	18,276,630	192,837	6,421,053
Jason M. Fish	18,341,704	127,763	6,421,053
Thomas J. Galligan III	18,312,340	157,127	6,421,053
Mandy Lam	18,284,191	185,276	6,421,053
Patrick Walsh	18,326,394	143,073	6,421,053
L. Spencer Wells	17,975,359	494,108	6,421,053

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP	24,869,297	4,210	17,013	--

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on compensation of named executive officers	14,749,275	3,689,903	30,289	6,421,053

Proposal 4	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s Employee Stock Purchase Plan	18,163,734	211,694	94,039	6,421,053

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Town Sports International Holdings, Inc. Employee Stock Purchase Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 27, 2018).

99.1	The section entitled “Proposal Four—Approval of the Town Sports International Holdings, Inc. Employee Stock Purchase Plan” of the Company’s Definitive Proxy Statement (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 27, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

Dated: May 10, 2018	By:	/s/ Carolyn Spatafora
		Name:	Carolyn Spatafora
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Town Sports International Holdings, Inc. Employee Stock Purchase Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 27, 2018).

99.1	The section entitled “Proposal Four—Approval of the Town Sports International Holdings, Inc. Employee Stock Purchase Plan” of the Company’s Definitive Proxy Statement (incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 27, 2018).